UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2010

Dell Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way, Round Rock, Texas (Address of principal executive offices)		78682 (Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) On August 16, 2010, the Board of Directors of Dell Inc. approved an amendment to Article IX of the company’s Restated Bylaws (the “Bylaw Amendment”). The Bylaw Amendment became effective on August 16, 2010 immediately after the effectiveness on the same date of the amendments to Articles Eighth and Ninth of Dell’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) described under Item 8.01 of this report.
The Bylaw Amendment eliminated supermajority vote requirements with respect to specified matters that had conformed to the supermajority vote requirements formerly contained in Article Ninth of the Certificate of Incorporation. The vote requirements eliminated by the Bylaw Amendment had provided that Dell’s stockholders could not alter, amend, or adopt any provision inconsistent with, or repeal any specified Bylaw provision without the affirmative vote of holders of at least 66⅔% of the company’s outstanding voting stock. The Bylaw provisions that were subject to the supermajority vote requirements before effectiveness of the Bylaw Amendment govern the following matters:
•	place of stockholder meetings;

•	special meetings of stockholders;

•	stockholder action without a meeting;

•	special meetings of the Board of Directors;

•	removal of directors;

•	nomination of directors and stockholder business at annual or special meetings of stockholders; and

•	amendment of the Bylaws.
As a result of the effectiveness of the Bylaw Amendment and the related amendments to the Certificate of Incorporation described under Item 8.01 of this report, all future amendments to the Bylaws submitted for approval by Dell’s stockholders, including amendments to provisions formerly requiring approval by a 66⅔% stockholder vote, will require approval by the affirmative vote of holders of a majority of the company’s stock entitled to vote on the amendments who are present or represented by proxy at a meeting of stockholders.
The foregoing description of the Bylaw Amendment is qualified in all respects by reference to the text of the Bylaw Amendment, a copy of which is filed as Exhibit 3.2 to this report and incorporated by reference in this Item 5.03. The strikeout in such exhibit indicates the deletion of the provision in Article IX of the Bylaws formerly containing the supermajority vote requirements.
The information set forth in Item 8.01 of this report is incorporated by reference in this Item 5.03.
Item 5.07 — Submission of Matters to a Vote of Security Holders.
(a) Dell’s 2010 Annual Meeting of Stockholders was convened and duly organized on July 16, 2010, with a quorum declared present, and was adjourned to August 12, 2010 by the chairman of the annual meeting prior to the opening of the polls or the taking of a vote on any of the annual meeting proposals. At the reconvened annual meeting held on August 12, 2010, the company’s stockholders voted on the five proposals identified below.
(b) The final voting results with respect to each proposal voted upon at the 2010 Annual Meeting of Stockholders are set forth below. As of the record date for the annual meeting, holders of a total of 1,958,109,501 shares of outstanding common stock were entitled to vote on the proposals.
Proposal 1 — Election of Directors
The stockholders approved the company’s proposal for the election of 11 nominees to the Board of Directors by the affirmative vote of a majority of the shares of common stock present or represented by proxy at the annual meeting, as set forth below:

	For	Withheld	Broker Non-Votes
James W. Breyer	1,492,829,996	12,123,465	198,414,596

Donald J. Carty	1,229,161,631	275,791,830	198,414,596

Michael S. Dell	1,127,171,644	377,781,817	198,414,596

William H. Gray, III	1,242,477,830	262,475,631	198,414,596

Judy C. Lewent	1,491,537,178	13,416,283	198,414,596

Thomas W. Luce, III	1,148,204,322	356,749,139	198,414,596

Klaus S. Luft	1,485,103,869	19,849,592	198,414,596

Alex J. Mandl	1,460,191,291	44,762,170	198,414,596

Shantanu Narayen	1,454,312,111	50,641,350	198,414,596

Sam Nunn	1,240,436,929	264,516,532	198,414,596

H. Ross Perot, Jr.	1,340,070,716	164,882,745	198,414,596
There were no abstentions in the election of directors.
Proposal 2 — Ratification of Independent Auditor
The stockholders approved the company’s proposal for ratification of the selection of PricewaterhouseCoopers LLP as Dell’s independent registered public accounting firm for fiscal year 2011, as set forth below:

For	Against	Abstentions	Broker Non-Votes
1,666,709,837	32,806,204	3,852,016	—
Proposal 3 — Amendment of Certificate of Incorporation to Eliminate Supermajority Vote Provisions
The stockholders approved the company’s proposal for amendment of Articles Eighth and Ninth of Dell’s Certificate of Incorporation to eliminate the supermajority vote provisions in those Articles, as set forth below:

For	Against	Abstentions	Broker Non-Votes
1,681,699,452	17,572,165	4,096,440	—
Stockholder Proposal 1 — Reimbursement of Proxy Expenses
The stockholders did not approve a stockholder proposal to amend Dell’s Bylaws to provide for the reimbursement of certain proxy expenses incurred in connection with a stockholder-proposed director nomination, as set forth below:

For	Against	Abstentions	Broker Non-Votes
531,943,882	954,292,038	18,717,541	198,414,596
Stockholder Proposal 2 — Advisory Vote on Executive Compensation
The stockholders did not approve a stockholder proposal regarding an advisory vote on executive compensation, as set forth below:

For	Against	Abstentions	Broker Non-Votes
592,643,265	897,508,660	14,801,536	198,414,596
Item 8.01 — Other Events.
On August 16, 2010, following stockholder approval of amendments to Articles Eighth and Ninth of Dell’s Certificate of Incorporation (the “Charter Amendments”) at the company’s 2010 Annual Meeting of Stockholders, as reported under Item 5.07 of this report, Dell filed a Certificate of Amendment to Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. The Charter Amendments became effective on August 16, 2010 upon the filing of the Certificate of Amendment. The Charter Amendments eliminated the supermajority vote provisions that had required the affirmative vote of holders of at least 66⅔% of Dell’s outstanding voting stock for the stockholders to alter, amend, or adopt any provisions inconsistent with, or repeal specified provisions in the company’s Certificate of Incorporation and Bylaws. As a result of the effectiveness of the Charter Amendments and the related amendment to the Bylaws described under Item 5.03 of this report, all future amendments to the Certificate of Incorporation, including amendments to provisions formerly requiring approval by a 66⅔% stockholder vote, will require approval by the affirmative vote of holders of a majority of the outstanding voting stock, and all future amendments to the Bylaws submitted for approval by Dell’s stockholders, including amendments to provisions formerly requiring approval by a 66⅔% stockholder vote, will require approval by the affirmative vote of holders of a majority of the company’s stock entitled to vote on the amendments who are present or represented by proxy at a meeting of stockholders. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this report.
The information set forth in Item 5.03 of this report is incorporated by reference in this Item 8.01.

Item 9.01 — Financial Statements and Exhibits.
Dell herewith files the following documents as exhibits to this report:
(d) Exhibits

Exhibit
Number	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of Dell Inc., filed on August 16, 2010

3.2	Amendment of Article IX of the Restated Bylaws of Dell Inc. dated August 16, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.
Date: August 17, 2010	By:	/s/ Janet B. Wright
Janet B. Wright,
Vice President and Assistant Secretary (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation of Dell Inc., filed on August 16, 2010

3.2	Amendment of Article IX of the Restated Bylaws of Dell Inc. dated August 16, 2010